DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	December 31, 2024	December 31, 2023

	(U.S. Dollars in thousands)
Revolving Credit Facility	$18,999	$89,750
Term Loan A and Term Loan B	703,700	810,975
Vessel financing loans	60,068	74,774
Other long-term financing arrangements	64,201	34,895
Other revolving credit facilities, at a weighted average interest rate of 5.6% as of December 31, 2024 (6.5% as of December 31, 2023)	34,717	38,770
Bank overdrafts	11,443	11,488
Finance lease obligations, at a weighted average interest rate of 5.5% as of December 31, 2024 (4.2% as of December 31, 2023)	74,018	33,184
Total debt, gross	967,146	1,093,836
Unamortized debt discounts and debt issuance costs	(9,531)	(14,395)
Total debt, net	957,615	1,079,441
Current maturities, net of unamortized debt discounts and debt issuance costs	(80,097)	(222,940)
Bank overdrafts	(11,443)	(11,488)
Long-term debt, net	$866,075	$845,013
Term Loan and Revolving Credit Facility
Under the terms of the Credit Agreement entered into on March 26, 2021 (as amended from time to time), the Company has a senior secured revolving credit facility (the “Revolving Credit Facility”) in place which provides for borrowings of up to $600.0 million and two term loan facilities (“Term Loan A” and “Term Loan B”) which provided for borrowings of $300.0 million and $540.0 million, respectively.
In June 2023, the Company amended the Credit Agreement to replace the U.S. dollar LIBOR benchmark rate with SOFR plus a spread. U.S. dollar borrowings under the Revolving Credit Facility refer to SOFR as the benchmark rate plus an adjustment of 0.10%. U.S. dollar borrowings under the Term Loan A refer to SOFR as the benchmark rate plus a spread adjustment of 0.10%. For Term Loan B borrowings, the Company elected to adopt the LIBOR fallback provisions and replaced LIBOR with SOFR as the benchmark rate plus a spread adjustment that varies from 0.11% to 0.72%, depending on the tenor of the borrowing.
Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) SOFR plus 0.10%, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) SOFR plus the applicable credit spread adjustment, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 17 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to convert a portion of the Credit Agreement’s variable rate debt to fixed rate debt.

On April 25, 2024, Dole voluntarily prepaid $100.0 million of its Term Loan A and Term Loan B facilities with proceeds from the sale of the Progressive Produce business. As a result of this voluntary repayment, principal payments under Term Loan A are no longer due quarterly, and the remaining principal balance is due on the maturity date of August 3, 2026.
Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028. Under the terms of the Credit Agreement, the Company may be required to use a portion of the proceeds from the Vegetables exit process to make a prepayment on Term Loan A and Term Loan B. As of December 31, 2024, it is estimated that there will be no minimum prepayment associated with the Vegetables exit process. As the terms of alternative transactions develop, the estimated minimum prepayment may change. The Revolving Credit Facility has an expiration date of August 3, 2026.
As of December 31, 2024, amounts outstanding under Term Loan A and Term Loan B were $703.7 million, in the aggregate, and borrowings under the Revolving Credit Facility were $19.0 million. After taking into account $5.8 million of related outstanding letters of credit, Dole had $575.2 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2024. As of December 31, 2023, amounts outstanding under Term Loan A and Term Loan B were $811.0 million, in the aggregate, and borrowings under the Revolving Credit Facility were $89.8 million. After taking into account $5.9 million of related outstanding letters of credit, Dole had $504.3 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2023.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries, certain European assets and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
Vessel Financing Loans
On December 11, 2015, Dole entered into three secured loan agreements (“first vessel facility”) of up to $111.0 million, in the aggregate, to finance a portion of the acquisition costs of three new vessels. The first vessel facility consists of three tranches, each tied to a specific vessel, which allowed the Company to borrow up to 70%, or $37.0 million, of the contract cost of each vessel, collateralized by the completed vessel. Principal and interest payments are due quarterly in arrears for 48 consecutive installments. The first vessel facility bears interest at a rate per annum equal to SOFR plus a spread adjustment that varies from 0.11% to 0.72%, depending on the tenor of the borrowing, plus 2.00% to 3.25% and will mature on May 18, 2028. As of December 31, 2024 and December 31, 2023, Dole’s borrowings under the first vessel facility were $30.1 million and $39.3 million, respectively.
On October 30, 2020, Dole entered into two additional secured loan agreements (“second vessel facility”) of $49.1 million, in the aggregate, to finance a portion of the acquisition costs of two new vessels, which were delivered in 2021. Each agreement was tied to a specific vessel which allowed Dole to borrow 60%, or $24.5 million, of the contract cost of each vessel, collateralized by the completed vessel. On January 14, 2021 and April 7, 2021, the first and second loans were funded for $24.5 million each and mature on January 14, 2030 and April 7, 2030, respectively. The second vessel facility bears interest at a rate per annum equal to SOFR plus a spread adjustment of 0.10%, plus 3.25% and principal and interest payments are due semi-annually in arrears for 18 consecutive installments. As of December 31, 2024 and December 31, 2023, Dole’s borrowings under the second vessel facility were $30.0 million and $35.5 million, respectively.
Other Financing Arrangements
Dole’s other financing arrangements consist of a number of loan agreements entered into to finance other capital expenditures and working capital requirements.
On October 7, 2024, certain subsidiaries located in Honduras entered into an unsecured financing arrangement of $38.5 million in the aggregate. The arrangement provide for 10 year loans with principle and interest payments due monthly in arrears. The facilities bear interest at a fixed rate per annum equal to 8.90% for the first year, and a variable rate of SOFR plus 3.50% thereafter, with a floor rate of 8.00% per annum. The arrangements will mature on September 30, 2034. As of December 31, 2024, borrowings under the facility were $37.9 million.
As of December 31, 2024 and December 31, 2023, the Company had $12.9 million and $17.9 million, respectively, in other financing arrangements outstanding related to secured long-term asset financing arrangements for farms in Chile and Costa Rica. The agreements provide for 10-year loans and are collateralized by the purchased farms and their related assets. The Chile farm loans, maturing in June 2026, bears interest at a rate per annum equal to SOFR plus 2.39%. Principal and interest payments are due semi-annually in arrears. The Costa Rica farm agreements consists of two financing arrangements.The first agreement, maturing in July 2026, bears interest at a rate per annum equal to SOFR plus 5.00%, adjustable annually, with a floor rate of 5.50% per annum. Interest and principal payments are due monthly in arrears. The second agreement, includes principal payments of $10.1 million that was paid in July of 2022 and $3.1 million due in July of 2031, with a single payment of $0.4 million for interest which was paid in July of 2022.
As of December 31, 2024 and December 31, 2023, the Company had $13.4 million and $17.0 million, respectively, of remaining other financing arrangements, none of which are individually significant.
Other Credit Facilities
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries had other lines of credit and bank overdraft facilities at various local banks of $277.3 million at various local banks, of which $228.5 million was available for use as of December 31, 2024. As of December 31, 2023, there were lines of credit of $269.6 million, of which $217.2 million was available for use. These lines are primarily used to fund seasonal working capital requirements, short-term borrowings and bank guarantees. They consist of both secured and unsecured facilities, committed and uncommitted, and some are guaranteed by the Company and certain subsidiaries. The majority of Dole’s other lines of credit extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand. As of December 31, 2024 and December 31, 2023, total bank overdrafts were $11.4 million and $11.5 million, respectively, and other amounts outstanding under these lines were $46.2 million and $38.8 million, respectively.
Finance Lease Obligations
As of December 31, 2024 and December 31, 2023, Dole’s finance lease obligations of $74.0 million and $33.2 million, respectively, primarily relate to vessels, machinery and equipment and containers, which continue through 2033.
During the year ended December 31, 2024, the Company entered into two finance lease arrangements totaling $41.1 million for investments in two vessels that the Company had previously chartered and purchased in February of 2025. See Note 25 “Subsequent Events” for additional detail.
Covenants and Restrictions
Provisions under the credit facilities include limitations on, among other things, indebtedness, investments, liens, loans to subsidiaries, employees and third parties, the issuance of guarantees and the payment of dividends.
The credit facilities require Dole to maintain compliance with a maximum leverage ratio, which was initially set at 4.50 to 1.00 beginning December 31, 2021, with step-downs to (i) 4.25 to 1.00 for fiscal year 2022 and (ii) 4.00 to 1.00 for each fiscal year thereafter. As of December 31, 2024, Dole was in compliance with all applicable covenants.
A breach of a covenant or other provision in any debt instrument governing Dole’s current or future indebtedness could result in a default under that instrument and, due to customary cross-default and cross-acceleration provisions, could result in a default under Dole’s other debt instruments. Upon the occurrence of an event of default under the credit facilities or other debt instruments, the lenders or holders of such debt could elect to declare all amounts outstanding to be immediately due and payable and terminate all commitments to extend further credit. If Dole were unable to repay those amounts, the lenders could proceed against the collateral granted to them, if any, to secure the indebtedness. If the lenders under Dole’s indebtedness were to accelerate the payment of the indebtedness, Dole cannot give assurance that its assets would be sufficiently liquid to repay in full its outstanding indebtedness on an accelerated basis.
Debt Discounts and Debt Issuance Costs
Debt discounts and issuance costs are amortized over the term of the debt agreement using the effective interest method. Debt discounts and issuance costs are presented as a direct reduction of debt in the consolidated balance sheets, except for those issuance costs related to revolving credit facilities and line-of-credit arrangements which are recorded as a prepaid asset in the consolidated balance sheets.
The amortization expense related to Dole’s deferred debt discounts and     issuance costs is recorded as interest expense in the consolidated statements of operations. For the years ended December 31, 2024, December 31, 2023 and December 31, 2022, amortization expense related to deferred debt discounts and issuance costs was $6.1 million, $5.8 million and $6.0 million, respectively. For the year ended December 31, 2024, there were incremental debt extinguishment costs of $1.6 million related to the voluntary repayment of $100.0 million.
Maturities of Current and Long-Term Debt
Stated maturities with respect to current and long-term debt, excluding finance lease obligations, as of December 31, 2024 were as follows:

Amount
(U.S. Dollars in thousands)
2025	$49,029
2026	323,103
2027	27,633
2028	455,444
2029	12,819
Thereafter	25,100
Total	$893,128
For maturities of finance lease obligations, refer to Note 16 “Leases”.